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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report: December 29, 2000



                           CYBEX INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in its Charter)



       NEW YORK                         0-4538                  11-1731581
(State or other jurisdiction of     (Commission File No.)     (I.R.S.Employer
incorporation or organization)                               Identification No.)



                 10 TROTTER DRIVE, MEDWAY, MASSACHUSETTS 02053
                    (Address of Principal Executive Offices)



       Registrant's Telephone Number, Including Area Code: (508) 533-4300
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Item 5:  Other Events.
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     On December 29, 2000, the Registrant announced a restructuring plan, including a layoff of employees. The Registrant's press release with respect to this matter is attached as Exhibit 99.1 hereto.

Item 7:  Financial Statements and Exhibits.
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     Exhibit 99.1:       Press Release Dated December 29, 2000
     ------------
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: December 29, 2000


                              CYBEX INTERNATIONAL, INC.

                              By:      /s/ John Aglialoro
                                   -------------------------------
                                      John Aglialoro, Chairman of
                                         the Board of Directors